Exhibit 10.23

               RATIFICATION, CONFIRMATION AND AMENDMENT AGREEMENT
               --------------------------------------------------

     This RATIFICATION, CONFIRMATION AND AMENDMENT AGREEMENT (this "Agreement"), dated as of January 11, 2007, is by and among FIRST AVIATION SERVICES, INC., a Delaware corporation ("First Aviation"), AEROSPACE PRODUCTS INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and TD BANKNORTH, N.A., a national banking association ("Lender"), as successor by merger to Hudson United Bank.

                                    PREAMBLE
                                    --------

     WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Commercial Revolving Loan and Security Agreement dated as of July 29, 2005 (such agreement, as supplemented, amended and modified from time to time, the "Original LSA") pursuant to which Lender has extended to Borrower a revolving loan facility in the principal amount of up to $25,000,000 (the "Revolving Loan Facility") and a line of credit/term loan facility in the principal amount of up to $3,000,000; and

     WHEREAS, First Aviation has unconditionally guaranteed the payment and performance of all indebtedness, obligations and liabilities of Borrower to Lender pursuant to that certain Amended and Restated Guaranty dated as of July 29, 2005 from First Aviation in favor of Lender (the "Guaranty"); and

     WHEREAS, First Aviation has also previously subordinated to the full and final payment and performance of all indebtedness, obligations and liabilities of Borrower to Lender (including, but not limited to, the indebtedness, obligations and liabilities of Borrower to Lender arising under the Original
LSA) the payment and performance of all indebtedness, obligations and liabilities of Borrower to First Aviation pursuant to the terms of that certain Amended and Restated Subordination Agreement dated as of July 29, 2005 by and among Borrower, Lender and First Aviation (the "Subordination Agreement"); and

     WHEREAS, Borrower and its wholly-owned subsidiary, Aerospace Produits International Ltee, a company constituted under Part 1A of the Companies Act (Quebec) (the "Affiliate Guarantor"), have each requested Lender, and Lender has agreed, to (a) extend the maturity date of the Revolving Loan Facility from September 1, 2007 to September 1, 2008, (b) provide a $1,000,000 sublimit under the Revolving Loan Facility for the issuance of letters of credit for the account of Borrower, (c) extend to Borrower a revolving loan/term loan facility for capital expenditures in the maximum principal amount of up to $3,000,000,
(d) permit Borrower to use the proceeds of Loans made hereunder to finance the working capital and general corporate requirements of Affiliate Guarantor, and
(e) amend certain other terms and conditions of the Original LSA; and

     WHEREAS, in order to memorialize their agreements set forth above, Borrower, Affiliate Guarantor and Lender have entered into a certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof (as amended and in effect from time to time, the "Replacement LSA") which Replacement LSA, among other things, amends, restates and supersedes the Original LSA in its entirety; and

     WHEREAS, it is a condition precedent to Lender's entering into the Replacement LSA and making any loans or otherwise extending credit to Borrower thereunder that First Aviation, Borrower and Lender enter into this agreement.

     NOW, THEREFORE, in order to induce Lender to enter into the Replacement LSA, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein without definition but which are defined in or by reference in the Replacement LSA shall have the same meanings herein as therein.

     2. Ratification of Agreements, Obligations and Liabilities. Except as expressly set forth herein, the Guaranty and the Subordination Agreement shall remain in full force and effect in accordance with their terms. First Aviation
(a) acknowledges receipt of a copy of the Replacement LSA and the other Loan Documents, consents to the Borrower's and the Affiliate Guarantor's execution and delivery thereof and consents to the amendments set forth in this Agreement,
(b)  ratifies  and  confirms  all  of its  respective  payment  and  performance obligations, contingent or otherwise, under the Guaranty and that such obligations and liabilities extend to the Obligations, (c) acknowledges that any and all of the Obligations constitute "Senior Obligations" (as such term is defined under the Subordination Agreement), and (d) affirms that nothing contained in the Replacement LSA shall limit in any respect whatsoever its agreements, obligations and liabilities under the Guaranty and the Subordination Agreement. In addition, each of First Aviation and Borrower hereby ratifies and confirms all of its respective agreements, obligations and liabilities under the Subordination Agreement. Although First Aviation has been informed of the matters set forth herein and has acknowledged and agreed to same, First Aviation understands that the Lender has no obligation to inform First Aviation of such matters in the future or to seek First Aviation's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

     3. Amendments to Guaranty.

        a. Any and all references in the Guaranty to (i) the term "Loan Agreement" shall mean the Replacement LSA, (ii) the term "Notes" shall mean the Notes as such term is defined in the Replacement LSA, and (iii) the term
"Obligations" shall mean the Obligations as such term is defined in the Replacement LSA.

        b. The definitions of "Leverage Ratio", "Tangible Net Worth" and "Total Liabilities" set forth on pages 2 and 3 of the Guaranty are hereby deleted in their entirety.

        c. Section 1 of the Guaranty is hereby amended and restated as follows:

     1. Guaranty. The Guarantor hereby guarantees to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to ss.362(a) of the Federal Bankruptcy Code and the operation of ss.ss.502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or any other guarantor of the Obligations or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Lender, become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions. All payments by the Guarantor hereunder shall be made to the Lender in the manner and at the place of payment specified therefor in the Loan Agreement. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 1 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Loan Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

        d.     Section  6.1 of the Guaranty is hereby  amended by deleting  said section in its entirety and substituting the following in lieu thereof:

     6.1 Leverage Ratio. Intentionally Deleted.

        e. Notice is hereby given under Section 9 of the Guaranty changing the address of First Aviation for notice purposes to First Aviation Services, Inc., 15 Riverside Avenue, Westport, Connecticut 06880, Attention: Aaron P. Hollander, Chairman and Chief Executive Officer.

        f. Notice is hereby given under Section 9 of the Guaranty changing the address of the Lender for notice purposes to TD Banknorth, N.A., 102 West Main Street, New Britain, Connecticut 06050, Attention: Charles C. Thomas, Senior Vice President.

     4. Amendments to Subordination Agreement.

        a. Any and all references in the Subordination Agreement to (i) the term "Loan Agreement" shall mean the Replacement LSA, and (ii) the term "Notes" shall mean the Notes as such term is defined in the Replacement LSA.

        b. Section 2.b. of the Subordination Agreement is hereby amended and restated as follows:

     b. Without the Lender's written consent, unless and until all of the Senior Obligations have been fully paid in cash, all financing arrangements between the Lender and the Borrower have been terminated and all Bank Products extended to the Borrower by the Lender (or any Affiliate thereof) have been terminated, the Subordinated Creditor will not ask for, demand, sue for, take or receive from the Borrower or any successor or assign of the Borrower, including without limitation, a receiver, trustee or debtor in possession, and the Borrower will not make, give or permit, directly or directly, by set-off, redemption, purchase or in any other manner, any payment on the whole or any part of the Junior Debt; provided, however, that notwithstanding the foregoing, so long as (i) no default or event of default under or within the meaning of the Loan Agreement shall have occurred and be continuing at the time of such payment, whether or not the Lender has provided the Subordinated Creditor with written notice thereof, and
(ii) no default or event of default under or within the meaning of the Loan Agreement would occur as a result of, and after giving effect to, any such payment, the Borrower may pay to the Subordinating Creditor, and the Subordinating Creditor may accept and retain from the Borrower, monthly payments of interest (but no principal) at the contract rate (but not the default rate) on the interest payment dates set forth in the Junior Debt Instruments. The Subordinated Creditor acknowledges and agrees that the terms and provisions of this Agreement do not violate any term or provision of any of the Junior Debt Instruments; and to the extent any of the terms and provisions of this Agreement are inconsistent with any of the terms or provisions of the Junior Debt Instruments, the terms and provisions of the Junior Debt Instruments shall be deemed to have been superseded by this Agreement.

        c. Section 2.c. of the Subordination Agreement is hereby deleted in its entirety.

        d. Section 16 of the Subordination Agreement is hereby amended and restated as follows:

        Section 16. Continuing Agreement of Subordination; Modifications of Senior Obligations.

        a. This Agreement is a continuing agreement of subordination and the Lender may continue, at any time and without notice to the Subordinated Creditor, to extend credit or other financial accommodations to or for the benefit of the Borrower in reliance hereon. Without limiting the generality of the foregoing, in the administration and servicing of the Senior Obligations, the Subordinated Creditor acknowledges and agrees that the Lender may at any time and from time to time, either before or after a demand, default or event of default under or within the meaning of the Loan Agreement and/or the Junior Debt Instruments, proceed in its sole discretion, including without limitation, raising or lowering loan advances, interest rates or fees, charging additional fees, declining to make further advances, extending additional loans or other financing accommodations to the Borrower, increasing the dollar amounts of any of the Borrower's credit limits, extending credit terms and maturities, compromising claims, exchanging, releasing, selling, surrendering or otherwise dealing with any or all of the collateral or other obligors, and otherwise amending, modifying or otherwise altering the terms of any of the Senior Obligations; all without notice and with no duty to the Subordinated Creditor, and no such action shall affect the subordination or other provisions herein in any manner.

        b. This Agreement shall remain in full force and effect and may not be terminated or otherwise revoked by the Subordinated Creditor until any and all of the Senior Obligations have been fully paid and satisfied, all financing arrangements between the Borrower and the Lender have been terminated and all Bank Products extended to the Borrower by the Lender (or Affiliate thereof) have been terminated. This Agreement shall be binding upon the Subordinated Creditor, the Borrower and their respective successors and assigns and inure to the benefit of, and be enforceable by, the Bank and its respective successors, transferees and assigns.

     5. Representations and Warranties. First Aviation represents and warrants to the Lender that all of the representations and warranties made by First Aviation in the Guaranty and the Subordination Agreement are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date and as otherwise disclosed in writing to the Lender.

     6. No Defenses. First Aviation hereby represents and warrants to, and covenants with the Lender that, as of the date hereof, (a) it has no defense, offset or counterclaim of any kind or nature whatsoever against the Lender with respect to any of the Loans or any of the other Obligations, or any of the Loan Documents to which it is a party, or any action previously taken or not taken by the Lender with respect thereto, and (b) that the Lender has fully performed all obligations to the Borrower which it may have had or has on and of the date hereof.

     7.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                            FIRST AVIATION SERVICES, INC.


                                            By: /s/ Aaron P. Hollander
                                                --------------------------------
                                                Name:  Aaron P. Hollander
                                                Title: Chief Executive Officer



                                            AEROSPACE PRODUCTS INTERNATIONAL,
                                            INC.


                                            By: /s/ Aaron P. Hollander
                                                --------------------------------
                                                Name:  Aaron P. Hollander
                                                Title: Chief Executive Officer



                                            TD BANKNORTH, N.A.


                                            By: /s/ Charles C. Thomas
                                                --------------------------------
                                                Name:  Charles C. Thomas
                                                Title: Senior Vice President